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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

            New York                      33-84918               13-3526694
        (State or Other                  (Commission         Application Pending
 Jurisdiction of Incorporation)          File Number)          (I.R.S. Employer
                                                             Identification No.)

                 One New York Plaza,                              10292
                 New York, New York                             (Zip Code)
      (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

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

Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Contracts

                  Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor") has registered issuances of an aggregate of up to $600,000,000 in principal amount of lease-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-84918) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor formed a trust, the First Sierra Equipment Contract Trust 1997-1 (the "Trust"), pursuant to which the Trust issued Notes under an Indenture (the "Indenture"), dated as of September 1, 1997, by and between the Trust, First Sierra Financial, Inc., as servicer and originator ("First Sierra", the "Servicer" and the "Originator") and Bankers Trust Company, as trustee (the "Trustee"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of September 1, 1997 (the "Indenture"), between the Trust, the Servicer, the Originator and the Trustee. The Notes consist of eight classes, the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes and Class B-3 Notes. Only the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Class A Notes") were issued pursuant to the Registration Statement. The Class A-1 Notes represent the right to receive repayment of the Initial Class A-1 Note Principal Balance ($32,998,000) of the Class A-1 Notes and monthly interest at a rate of 5.7325% per annum on the unpaid portion of such principal amount, the Class A-2 Notes represent the right to receive repayment of the Initial Class A-2 Note Principal Balance ($85,479,000) of the Class A-2 Notes and monthly interest at a rate of 6.3500% per annum on the unpaid portion of such principal amount, the Class A-3 Notes represent the right to receive repayment of the Initial Class A-3 Note Principal Balance ($51,527,000) of the Class A-3 Notes and monthly interest at a rate of 6.3500% per annum on the unpaid portion of such principal amount and the Class A-4 Notes represent the right to receive repayment of the Initial Class A-4 Note Principal Balance ($38,238,000) of the Class A-4 Notes and monthly interest at a rate of 6.3500% per annum on the unpaid portion of such principal amount

                  The rights to receive such payments are based solely upon the interests represented by the Class A Notes in the Trust Property (the "Trust Property") which secures the Class A Notes. The assets of the Trust Property will consist of certain operating and finance leases received after the close of business on September 1, 1997 (the "Cut-Off Date") (such leases, the "Contracts"), the underlying equipment or property leased thereby (the "Equipment" and, together with the Contracts, the "Receivables") and certain other property more fully described in the Prospectus Supplement.

                  On September 10, 1997 (the "Closing Date"), First Sierra transferred the Contracts and the related Equipment to First Sierra Receivables IV, Inc. (Receivables IV") pursuant to the Receivables Transfer Agreement, dated as of September 1, 1997 (the "Receivables Transfer Agreement") attached hereto as Exhibit 10.1, between First Sierra, First Sierra Receivables III, Inc., Prudential Securities Credit Corporation, First Union National Bank, Variable Funding Capital Corporation, the Trustee and Receivables IV.

                  On the Closing Date, Receivables IV transferred the Contracts and the related Equipment to the Trust pursuant to the Depositor Transfer Agreement, dated as of September 1, 1997 (the "Depositor Transfer Agreement") attached hereto as Exhibit 10.2, between First Sierra and the Depositor.

                  Principal and interest will be paid to the Class A Noteholders monthly on the 10th day (or the next succeeding business day thereafter) of each month, commencing October 10, 1997 (each, a "Payment Date"), as further described herein. Interest will accrue on the Class A Notes from Payment Date to Payment Date, or with respect to the initial Payment Date, from September 10, 1997.

                  The Class A Notes will be unconditionally and irrevocably guaranteed as to the payment of scheduled interest and ultimate principal thereon on each payment date pursuant to the terms of a certificate insurance policy (the "Certificate Insurance Policy") to be issued by MBIA Corporation and attached hereto as Exhibit 10.3.

                  As of the Closing Date, the Contracts possessed the characteristics described in the Prospectus dated December 2, 1994 and the Prospectus Supplement dated August 28, 1997, filed pursuant to Rule 424(b) of the Act.


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

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated August 28, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

                  4.1 Indenture, dated as of September 1, 1997, among First Sierra Equipment Contract Trust 1997-1, First Sierra Financial, Inc., as servicer and originator and Bankers Trust Company, as trustee.

                  10.1 Receivables Transfer Agreement, dated as of September 1, 1997, among First Sierra Financial, Inc., First Sierra Receivables III, Inc., Prudential Securities Credit Corporation, First Union National Bank, Variable Funding Capital Corporation, Bankers Trust Company and First Sierra Receivables IV, Inc.

                  10.2 Depositor Transfer Agreement, dated as of September 1, 1997, among First Sierra Financial, Inc., First Sierra Receivables IV, Inc., First Sierra Equipment Contract Trust 1997-1 and Prudential Securities Secured Financing Corporation.

                  10.3   Certificate   Insurance   Policy   of  MBIA   Insurance
Corporation.

                  25.1 Trust Certificate (Form T-1) of Bankers Trust Company.


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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRUDENTIAL SECURITIES SECURED FINANCING
                                      CORPORATION, on behalf of First
                                      Sierra Equipment Contract Trust 1997-1

                                      By:  /s/  Norman Chaleff
                                           ---------------------------
                                           Name:  Norman Chaleff
                                           Title: Vice President


Dated:  September 10, 1997

                                  EXHIBIT INDEX


                  1.1 Underwriting Agreement, dated August 28, 1997 between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

                  4.1 Indenture, dated as of September 1, 1997, among First Sierra Financial, Inc., as servicer and originator, First Sierra Equipment Contract Trust 1997-1, as issuer, and Bankers Trust Company, as trustee.

                  10.1 Receivables Transfer Agreement, dated as of September 1, 1997, among First Sierra Financial, Inc., First Sierra Receivables III, Inc., Prudential Securities Credit Corporation, First Union National Bank, Variable Funding Capital Corporation, Bankers Trust Company and First Sierra Receivables IV, Inc.

                  10.2 Depositor Transfer Agreement, dated as of September 1, 1997, among First Sierra Financial, Inc., First Sierra Receivables IV, Inc., First Sierra Equipment Contract Trust 1997-1 and Prudential Securities Secured Financing Corporation.

                  10.3   Certificate   Insurance   Policy   of  MBIA   Insurance
Corporation.

                  25.1 Trust Certificate (Form T-1) of Bankers Trust Company.